HAWAIIAN TAX-FREE TRUST
                         Supplement to the Prospectuses
                               Dated July 24, 2007


         The material under the caption "Purchases" in the Prospectuses is supplemented as follows:

         There is no minimum amount for purchase of Class A, Class C or Class Y shares acquired by a financial intermediary on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided that the financial intermediary has entered into an agreement with the Distributor authorizing the sale of Trust shares.



                         The date of this supplement is
                                 August 3, 2007